UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2018

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2018, Egalet Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock from 75,000,000 to 275,000,000 shares (the “Charter Amendment”). Following stockholder approval of the Charter Amendment, a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 14, 2018, at which time the Charter Amendment became effective.

The Charter Amendment is summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission. A copy of the Certificate of Amendment containing the Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders

At the February 14, 2018 Special Meeting, there were 37,493,308 shares of common stock present in person or by proxy, which represented 81.6% of the voting power of the shares of common stock entitled to vote at the Special Meeting, constituting a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on January 2, 2018. The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 8, 2018.

At the Special Meeting, the Company’s stockholders approved each of the three proposals set forth below, with the final results as follows:

1.  To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of the Company’s common stock from 75,000,000 to 275,000,000 (“Proposal 1”).

FOR: 23,518,604   AGAINST: 13,323,858   ABSTENTIONS: 650,846   BROKER NON-VOTES:  0

2.  To approve an amendment to the Company’s Charter to effect a reverse stock split of the shares of the Company’s common stock at a ratio of not less than 1-to-2 and not greater than 1-to-20, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors, if at all (“Proposal 2”).

FOR: 27,900,801   AGAINST: 8,718,952   ABSTENTIONS: 873,555   BROKER NON-VOTES:  0

3.   To authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Special Meeting in favor of Proposal 1 and/or Proposal 2.

FOR: 27,516,007   AGAINST: 9,031,608   ABSTENTIONS: 945,693   BROKER NON-VOTES:  0

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2018	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer